Employee Benefit Plans (Estimated Future Benefit Payments) (Detail) - Defined Benefit Pension Plan $ in Thousands	Dec. 31, 2017 USD ($)
Defined Benefit Plan Disclosure [Line Items]
2018	$ 568
2019	49
2020	16
2021	123
2022	225
2023 - 2027	2,689
Defined Benefit Plan, Expected Future Benefit Payments, Total	$ 3,670